United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10573

                  ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2005

                    Date of reporting period: April 30, 2005

ITEM 1.       REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


Alliance National Municipal Income Fund
Closed End

April 30, 2005

SEMI-ANNUAL REPORT

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 20, 2005

Semi-Annual Report
This report provides management's discussion of fund performance for Alliance National Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AFB".

Investment Objective and Policies
The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 25.

Investment Results
The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2005. For comparison, returns for the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark and its peer group, as represented by the Lipper Average, during both the six- and 12-month periods ended April 30, 2005. The Fund's stronger relative performance versus its benchmark during the six-month reporting period was largely the result of security selection in the insured, special tax and hospital sectors. Security selection in the industrial revenue bond sector detracted from performance. The Fund's relative exposure to the pre-refunded, hospital, housing and industrial revenue bond sectors also contributed positively to the Fund's performance.

Market Review and Investment Strategy
During the six-month period ended April 30, 2005, long-term municipal bond yields declined and short-term municipal bond yields increased. Yields moved in a similar manner in the Treasury bond market. The rise in short-term bond yields was in response to the U.S. Federal Reserve increasing the target for the Federal Funds rate by 1.00% through four rate hikes over the period. Inconclusive economic signals and moderate inflation expectations, however, allowed longer-term bond yields to decline. On a pre-tax basis, the municipal market outperformed the taxable bond market for the six-month period ended April 30, 2005. The LB Municipal Index gained 1.93%, versus the LB U.S. Aggregate Index, representing taxable bonds, which returned 0.98% during the same time frame. As of April 30, 2005, 30-year municipal bonds were yielding approximately 97% of comparable maturity Treasury bonds.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 1


Interest rates are still low by historical standards versus inflation and indications of economic growth. As such, the Fund's portfolio managers (the "managers") continue to maintain shorter-than-benchmark portfolio durations. The low-rate environment has led to relatively strong demand for lower-rated bonds as investors seek higher income producing bonds. As the yield premium on lower-rated bonds declined, making them more expensive to buy/own versus high quality bonds, the managers sold lower-rated bonds opportunistically. Stronger economic growth has helped boost state and local government tax revenues, improving the creditworthiness of state and local issuers. Holdings in general obligation bonds benefited from this trend.


-------------------------------------------------------------------------------
2 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance National Municipal Income Fund Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceNA." The Fund's NYSE trading symbol is "AFB." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 39.

Benchmark Disclosure
The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For both the six- and 12-month periods ended April 30, 2005, the Lipper General Municipal Debt Funds (Leveraged) Average consisted of 67 funds. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline.While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade ("junk bonds"). These securities involve greater volatility and risk than higher-quality fixed-income securities.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)



THE FUND VS. ITS BENCHMARK                               Returns
                                                 -------------------------
PERIODS ENDED APRIL 30, 2005                     6 Months        12 Months
-------------------------------------------------------------------------------
Alliance National Municipal Income Fund (NAV)      4.84%          12.64%

LB Municipal Index                                 1.93%           6.81%

Lipper General Municipal Debt Funds
  (Leveraged) Average                              3.83%          10.67%

The Fund's Market Price per share on April 30, 2005 was $14.55. For additional Financial Highlights, please see page 28.


See Historical Performance and Benchmark disclosures on previous page.


-------------------------------------------------------------------------------
4 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


PORTFOLIO SUMMARY
April 30, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $320.9


BOND QUALITY RATING BREAKDOWN*
o  65.3%  AAA
o  13.8%  AA
o   9.4%  A
o   4.1%  BBB
o   7.2%  BB
o   0.2%  B


* All data are as of April 30, 2005. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
April 30, 2005 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-158.3%

Long-Term Municipal Bonds-155.8%
Alabama-7.5%
Huntsville Hlth Care Auth
  (Huntsville Hosp Sys) Ser 02B
  5.75%, 6/01/32                                $ 6,000       $6,448,440
Jefferson Cnty
  Ltd Oblig Sch Warrants Ser 04A
  5.25%, 1/01/23                                  1,275        1,350,365
Jefferson Cnty Swr Rev
  FGIC Ser 99A
  5.375%, 2/01/36                                 7,405        8,102,773
Marshall Cnty Hlth Care Auth
  (Marshall Cnty Med Ctr) Ser 02A
  5.75%, 1/01/32                                  2,500        2,622,775
  (Marshall Cnty Med Ctr) Ser 02D
  5.75%, 1/01/32                                  3,000        3,149,250
Montgomery Spl Care Facs Fin Auth Rev
  (Baptist Health) Ser 04C
  5.125%, 11/15/24                                1,500        1,543,845
  5.25%, 7/01/29                                    810          823,957
                                                             ------------
                                                               24,041,405
                                                             ------------

Alaska-1.5%
Alaska Intl Arpt Rev
  MBIA Ser 03B
  5.00%, 10/01/26                                 1,000        1,041,750
Alaska Mun Bd Bk Auth
  MBIA Ser 04G
  5.00%, 2/15/24                                  1,345        1,418,195
Four Dam Pool Elec Rev
  Ser 04
  5.00%, 7/01/24                                  1,035        1,069,507
  5.25%, 7/01/26                                  1,385        1,436,896
                                                             ------------
                                                               4,966,348
                                                             ------------

Arkansas-1.8%
Arkansas Dev Fin Auth SFMR
  (Mtg Rev) GNMA Ser 02A
  5.30%, 7/01/34                                  5,695        5,832,762
                                                             ------------

California-8.6%
California GO
  Ser 02
  5.25%, 4/01/30                                  1,000        1,052,560
  Ser 04
  5.25%, 4/01/29                                  2,000        2,133,200


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6 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
Chula Vista IDR
  (San Diego Gas) Ser 96A
  5.30%, 7/01/21                                $ 4,000      $ 4,286,480
Coachella Valley Uni Sch Dist
  MBIA Ser 03
  5.00%, 9/01/31                                  1,000        1,045,640
Hartnell Comm College
  MBIA Ser 03A
  5.00%, 8/01/27                                  1,155        1,291,198
La Quinta Fin Auth Loc Agy Rev
  AMBAC Ser 04A
  5.25%, 9/01/24                                  2,000        2,178,260
Lincoln Special Tax
  (CFD No 2003-1) Ser 04
  5.95%, 9/01/28                                  1,000        1,020,780
Los Angeles Cmnty Redev Agy
  Ser 04L
  5.00%, 3/01/18                                  1,715        1,742,629
Los Angeles Regl Arpts
  (Laxfuel Corp) AMBAC Ser 01 AMT
  5.50%, 1/01/32                                  9,500       10,012,810
San Rafael Elem Sch Dist
  FSA Ser 03A
  5.00%, 8/01/28                                  2,820        2,934,407
                                                             ------------
                                                              27,697,964
                                                             ------------

Colorado-3.1%
Avon Hsg Auth MFHR
  (Buffalo Ridge II Proj) GNMA Ser 02A AMT
  5.70%, 10/20/43                                 4,950        5,147,852
Colorado Hlth Facs Auth Rev
  (Parkview Med Ctr) Ser 04
  5.00%, 9/01/25                                  1,800        1,828,044
Denver City & Cnty MFHR
  (Clyburn Stapleton Proj) GNMA Ser 02 AMT
  5.50%, 12/20/43                                 2,155        2,205,836
Todd Creek Farms Metro District No 1 Wtr Rev
  (Ref & Impt) Ser 04
  6.125%, 12/01/19                                  780          779,516
                                                             ------------
                                                               9,961,248
                                                             ------------

District of Columbia-1.2%
District of Columbia Special Tax Rev
  (Gallery Place Proj) Ser 02 FSA
  5.40%, 7/01/31                                  3,500        3,732,645
                                                             ------------

Florida-24.9%
Beacon Tradeport Cmnty Dev Dist
  Ser 02B
  7.25%, 5/01/33                                  7,350        7,877,362
Brevard Cnty HFA SFMR
  (Mtg Rev) GNMA Ser 02C AMT
  5.40%, 3/01/33                                  1,820        1,852,123


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 7


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
Collier Cnty CFD
  (Fiddler's Creek) Ser 02A
  6.875%, 5/01/33                               $ 2,985      $ 3,161,443
  (Fiddler's Creek) Ser 02B
  6.625%, 5/01/33                                 2,245        2,345,823
Dade Cnty Arpt Rev
  (Miami Int'l Arpt) FGIC Ser 02 AMT
  5.375%, 10/01/32                                6,040        6,354,020
Florida Educ & Athletic Fac
  (FSU Finl Assist) AMBAC Ser 02
  5.00%, 10/01/31                                 5,000        5,210,200
Florida Hsg Fin Corp MFHR
  (Westminster Apts) FSA Ser 02E-1 AMT
  5.40%, 4/01/42                                  3,000        3,120,000
Hamal Cmnty Dev Dist
  (Hamal) Ser 01
  6.75%, 5/01/31                                  2,460        2,613,824
Indian Trace Dev Dist
  (Wtr Mgmt Spl Benefit) MBIA Ser 05
  5.00%, 5/01/26                                    335          355,177
Jacksonville Wtr & Swr Sys Rev
  (Jacksonville Elec) MBIA Ser 02A
  5.50%, 10/01/41(a)(b)                          20,000       20,886,000
Lee Cnty Arpt Rev
  (Southwest FL Intl) FSA Ser 00A AMT
  5.75%, 10/01/22-10/01/25                        9,500       10,366,435
Lee Cnty Cmnty Dev Dist
  (Miromar Lakes) Ser 00A
  7.25%, 5/01/12                                  1,595        1,696,011
Lee Cnty IDA Hlth Fac
  (Shell Point Village) Ser 99A
  5.50%, 11/15/29                                 2,500        2,503,200
Miami Beach Hlth Facs Hosp Rev
  (Mount Sinai Med Ctr) Ser 04
  6.75%, 11/15/24                                 2,000        2,251,280
Midtown Miami CDD
  Ser 04A
  6.00%, 5/01/24                                  2,500        2,623,100
Orange Cnty Hlth Facs Hosp Rev
  (Orlando Regional) Ser 02
  5.75%, 12/01/32                                 1,400        1,512,154
Parkway Center CDD
  Ser 04A
  6.125%, 5/01/24                                 2,995        3,067,389
Pinellas Cnty HFA SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A AMT
  5.40%, 3/01/32                                  1,055        1,076,628
Village Cmnty Dev Dist
  Ser 03A
  6.00%, 5/01/22                                    963        1,013,240
                                                             ------------
                                                              79,885,409
                                                             ------------


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8 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
Georgia-2.4%
Cartersville Dev Auth
  (Anheuser Busch Proj) Ser 02 AMT
  5.95%, 2/01/32                                $ 2,510      $ 2,704,299
Georgia HFA SFMR
  (Mtg Rev) Ser 02A-2 AMT
  5.60%, 12/01/32                                 4,940        5,002,540
                                                             ------------
                                                               7,706,839
                                                             ------------

Hawaii-0.7%
Hawaii St Elec Rev
  XLCA Ser 03B AMT
  5.00%, 12/01/22                                 2,000        2,088,840
                                                             ------------

Illinois-18.3%
Bolingbrook GO
  FGIC Ser 02A
  5.375%, 1/01/38                                 5,000        5,325,900
Chicago Arpt Rev
  (O'Hare Int'l Arpt) MBIA Ser 02A AMT
  5.375%, 1/01/32                                15,000       15,667,950
  (O'Hare Int'l Arpt) XLCA Ser 03B-1
  5.25%, 1/01/34                                  1,760        1,865,336
Chicago GO
  FGIC Ser 00
  5.50%, 1/01/40                                 14,585       15,805,910
Chicago Parking Rev
  (Lakefront Millennium) MBIA Ser 98
  5.125%, 1/01/28                                 8,600        9,033,182
Chicago Sales Tax Rev
  FGIC Ser 98
  5.25%, 1/01/28                                  5,710        6,001,096
Cook Cnty Sch Dist
  FSA Ser 04
  4.60%, 12/01/20(c)                              1,000          928,950
Met Pier & Expo Auth
  (McCormick Place) MBIA Ser 02A
  5.25%, 6/15/42                                  3,750        3,973,238
                                                             ------------
                                                              58,601,562
                                                             ------------

Indiana-4.6%
Hendricks Cnty Ind Bldg Facs Corp
  (First Mtg) Ser 04
  5.50%, 7/15/22                                  1,105        1,224,793
Indiana HFA SFMR
  (Mtg Rev) GNMA/FNMA Ser 02 AMT
  5.55%, 7/01/32                                  2,900        2,980,910
Indianapolis Pub Improv Bond
  MBIA Ser 02A
  5.25%, 7/01/33                                 10,000       10,560,500
                                                             ------------
                                                              14,766,203
                                                             ------------


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 9


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
Iowa-0.3%
Iowa Fin Auth SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A AMT
  5.40%, 7/01/32                                $   895       $  911,343
                                                             ------------

Louisiana-0.9%
  Calcasieu Parish SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A
  6.05%, 4/01/33                                    410          432,054
Louisiana HFA SFMR
  (Mtg Rev) GNMA Ser 02C AMT
  5.60%, 6/01/33                                  2,450        2,509,927
                                                             ------------
                                                               2,941,981
                                                             ------------

Massachusetts-3.1%
Massachusetts GO
  Ser 02C
  5.25%, 11/01/30                                 1,780        1,980,001
  Ser 02C Prerefunded
  5.25%, 11/01/30                                 3,220        3,581,799
Massachusetts Hlth & Ed Fac Hosp Rev
  (Berkshire Hlth Sys) Asset Gty Ser 01E Radian
  5.70%, 10/01/25                                 2,000        2,198,820
  (Cape Cod Healthcare) Asset Gty
  Ser 01C Radian
  5.25%, 11/15/31                                 2,100        2,216,130
                                                             ------------
                                                               9,976,750
                                                             ------------

Michigan-4.7%
Detroit Dev Fin Auth
  (Daimler/Chrysler Plant) Ser 98A
  5.50%, 5/01/21                                  1,630        1,503,414
Kent Hosp Fin Auth
  (Metro Hosp Proj) Series 05A
  5.75%, 7/01/25                                    770          822,460
Michigan Mun Bd Auth
  (City of Detroit Sch Dist) FSA Ser 05
  5.00%, 6/01/20                                  1,500        1,595,175
Michigan State Hosp Fin Auth
  (Marquette Gen Hosp Oblig Group) Ser 05A
  5.00%, 5/15/26                                    865          878,633
Michigan Strategic
  (Detroit Edison Co Proj) XLCA Ser 02 AMT
  5.45%, 12/15/32                                 5,000        5,349,650
Saginaw Hosp Fin Auth Hosp Rev
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30                                  4,410        4,881,032
                                                             ------------
                                                              15,030,364
                                                             ------------

Missouri-0.6%
Missouri SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A-1 AMT
  5.58%, 9/01/32                                  1,885        1,940,834
                                                             ------------


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10 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
Nevada-15.2%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj) Radian Ser 03A
  5.00%, 9/01/23                                $ 2,600       $2,687,438
Clark Cnty Arpt Rev
  FGIC Ser 01B
  5.25%, 7/01/34                                 11,920       12,526,251
Nevada Dept Bus & Ind
  (Las Vegas Monorail Proj) AMBAC Ser 00
  5.625%, 1/01/32                                11,720       12,939,349
Reno Special Tax
  FGIC Ser 02
  5.375%, 6/01/32                                 7,500        8,043,825
Truckee Meadows Wtr Auth
  FSA Ser 01A
  5.25%, 7/01/34                                 12,000       12,623,640
                                                             ------------
                                                              48,820,503
                                                             ------------

New Hampshire-1.4%
New Hampshire Hlth & Ed Fac Hosp Rev
  (Covenant Med Ctr) Ser 02
  6.125%, 7/01/31                                 4,200        4,589,424
                                                             ------------

New Jersey-3.1%
Morris Union Jointure Commn COP
  Ser 04 Radian
  5.00%, 5/01/24                                  5,185        5,421,488
New Jersey Eco Dev Auth Rev
  (Cigarette Tax) Ser 04 FGIC
  5.00%, 6/15/12                                  4,000        4,374,800
                                                             ------------
                                                               9,796,288
                                                             ------------

New York-3.7%
  Erie Cnty IDA
  (City of Buffalo Proj) FSA Ser 04
  5.75%, 5/01/23                                  4,100        4,680,642
New York City GO
  Ser 04G
  5.00%, 12/01/23                                 1,600        1,676,848
  Ser 04I
  5.00%, 8/01/21                                  3,850        4,047,505
New York State HFA
  (Eco Dev & Hsg) Ser 05A
  5.00%, 9/15/24-9/15/25                          1,300        1,381,390
                                                             ------------
                                                              11,786,385
                                                             ------------

North Carolina-0.6%
Charlotte Arpt Rev
  MBIA Ser 04A
  5.25%, 7/01/24                                  1,895        2,053,877
                                                             ------------


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ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 11


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
North Dakota-0.7%
North Dakota HFA SFMR
  (Mtg Rev) Ser 02A AMT
  5.65%, 1/01/34                                $ 2,230       $2,293,265
                                                             ------------

Ohio-3.3%
Cleveland-Cuyahoga Cnty
  Port Auth Rev Ser 01
  7.35%, 12/01/31                                 5,000        5,300,300
Fairfield Cnty Hosp Rev
  (Fairfield Med Ctr Proj) Radian Ser 03
  5.00%, 6/15/22-6/15/24                          3,955        4,095,668
Port Auth of Columbiana Cnty SWR
  (Apex Environmental Llc) Ser 04A AMT
  7.125%, 8/01/25                                 1,340        1,356,093
                                                             ------------
                                                              10,752,061
                                                             ------------

Pennsylvania-3.2%
Montgomery Cnty IDA Rev
  (Whitemarsh Con Care Proj) Ser 05
  6.00%, 2/01/21                                    875          905,380
Pennsylvania Parking Fac
  (30th St Station Garage Proj)
  ACA Ser 02A AMT
  5.875%, 6/01/33                                 2,050        2,187,186
Pennsylvania Trpk Transp Rev
  AMBAC Ser 01
  5.00%, 7/15/41                                  2,000        2,077,400
Philadelphia Hosp Rev
  (Temple Univ Hosp) Ser 93A
  6.625%, 11/15/23                                3,000        3,037,200
Pittsburgh Pub Parking Auth
  FGIC, Ser 05A
  5.00%, 12/01/25                                 2,000        2,091,920
                                                             ------------
                                                              10,299,086
                                                             ------------

Rhode Island-1.3%
Rhode Island Hlth & Ed Bldg Corp
  (Times2 Academy) Ser 04
  5.00%, 12/15/24                                 4,100        4,190,856
                                                             ------------

South Carolina-0.2%
  Richland Lexington Arpt Rev
  (Columbia Met Arpt) FSA Ser 04 AMT
  5.125%, 1/01/25                                   500          519,860
                                                             ------------

Texas-23.2%
Bexar Cnty Hsg Fin Corp MFHR
  (Doral Club & Sutton House Apts)
  MBIA Ser 01A
  5.55%, 10/01/36                                15,000       14,919,600


-------------------------------------------------------------------------------
12 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
Brownwood Independent Sch Dist
  (Sch Bldg) FGIC Ser 05
  5.25%, 2/15/22-2/15/24                        $ 3,510       $3,796,316
Dallas-Fort Worth Arpt Rev
  (Int'l Arpt) FGIC Ser 01 AMT
  5.50%, 11/01/35                                 6,500        6,877,390
Gulf Coast Waste Disp Auth
  (Anheuser-Busch Proj) Ser 02 AMT
  5.90%, 4/01/36                                  9,000        9,685,350
Harris Cnty
  (Flood Ctl) Ser 03B
  5.00%, 10/01/23                                 2,600        2,763,020
Harris Cnty Toll Road Rev
  FSA Ser 02
  5.125%, 8/15/32                                 2,500        2,614,875
Hidalgo Cnty Hlth Svcs
  (Mission Hosp Inc Proj) Ser 05
  5.00%, 8/15/14-8/15/19                            765          784,464
Houston
  (Northeast Wtr Purification Proj) FGIC Ser 02
  5.125%, 3/01/32                                 7,000        7,283,430
Matagorda Cnty Util Rev
  (Centerpoint Energy Proj) Ser 04
  5.60%, 3/01/27                                  1,000        1,039,610
Mission Consolidated Independent Sch Dist
  Ser 05
  5.00%, 2/15/28                                  3,375        3,526,132
Richardson Hosp Auth Rev
  (Richardson Regional) Ser 04
  5.875%, 12/01/24                                2,310        2,462,714
  6.00%, 12/01/19                                 1,830        2,015,233
San Antonio Arpt Rev
  FGIC Ser 02A AMT
  5.25%, 7/01/27                                  5,250        5,462,310
Seguin High Ed Fac Rev
  (Texas Lutheran University Proj) Ser 04
  5.25%, 9/01/33                                  1,250        1,253,562
Texas GO
  Ser 02A AMT
  5.50%, 8/01/41                                  9,470       10,097,198
                                                             ------------
                                                              74,581,204
                                                             ------------

Utah-0.8%
Davis Cnty Sales Tax Rev
  AMBAC Ser 03B
  5.25%, 10/01/23                                 1,000        1,080,410
Utah Hsg Corp MFHR
  (Bluffs Apts Proj) GNMA Ser 02A AMT
  5.60%, 7/20/30                                  1,480        1,564,937
                                                             ------------
                                                               2,645,347
                                                             ------------


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 13


                                               Principal
                                                  Amount
                                                   (000)        Value
-------------------------------------------------------------------------------
Virginia-2.8%
Fauquier Cnty IDA Hosp Rev
  (Fauquier Hospital) Asset Gty Ser 02
  5.25%, 10/01/31                               $ 8,500       $8,950,925
                                                             ------------

Washington-4.2%
King Cnty Swr Rev
  FSA Ser 02A
  5.25%, 1/01/32                                  3,000        3,158,010
Twenty-Fifth Ave Pptys
  (University of WA) MBIA Ser 02
  5.25%, 6/01/33                                  9,750       10,285,177
                                                             ------------
                                                              13,443,187
                                                             ------------

Wisconsin-7.9%
Wisconsin Hlth & Ed Fac Auth Rev
  (Bell Tower Residence Proj) Ser 05
  5.00%, 7/01/20-7/01/25                          1,485        1,520,037
Wisconsin Hlth & Ed Fac Hosp Rev
  (Ministry Hlth Care) MBIA Ser 02A
  5.25%, 2/15/32                                 13,615       14,196,360
Wisconsin Hsg Auth SFMR
  (Mtg Rev) MBIA Ser 02A AMT
  5.60%, 5/01/33                                  4,885        5,228,465
  (Mtg Rev) Ser 02A AMT
  5.50%, 9/01/32                                  4,360        4,404,123
                                                             ------------
                                                              25,348,985
                                                             ------------

Total Long-Term Municipal Bonds
  (cost $471,970,926)                                        500,153,750
                                                             ------------

Short Term Municipal Note(d)-2.5%
Alaska-2.5%
Valdez Marine Term Rev
  (BP Pipelines Inc Proj) Ser 01
  3.03%, 7/01/37                                  8,000        8,000,000
                                                             ------------

Total Short Term Municipal Note
  (cost $8,000,000)                                            8,000,000
                                                             ------------

Total Investments-158.3%
  (cost $479,970,926)                                        508,153,750
Other assets less liabilities-2.4%                             7,785,729
Preferred Stock at Redeption Value -(60.7%)                 (195,000,000)
                                                             ------------

Net Assets Applicable to Common
  Shareholders-100%(e)                                      $320,939,479
                                                             ------------


-------------------------------------------------------------------------------
14 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                     Rate Type
                                             --------------------------
                                               Payments      Payments
                      Notional                 made by       received       Unrealized
     Swap              Amount   Termination      the          by the       Appreciation/
Counterparty           (000)       Date       Portfolio      Portfolio     (Depreciation)
---------------------------------------------------------------------------------------
Merrill Lynch(t)     $ 2,450      5/27/05        3.78%         3.91%         $  (8,622)
Goldman Sachs         26,700      2/03/06      76.48% of       BMA*            (16,361)
                                            1 Month LIBOR**
Merrill Lynch         26,700      2/03/06         BMA*       85.10% of          82,001
                                                           1 Month LIBOR**
Merrill Lynch(tt)      9,000     11/01/19        3.90          BMA*           (106,878)

JP Morgan(ttt)         3,300      11/05/24        4.15          BMA*           (84,767)

*       BMA (Bond Market Association)
**      LIBOR (London Interbank Offered Rate)

(t) Represents a forward interest rate swap whose effective date for the exchange of cash flows is May 25, 2005.

(tt) Represents a forward interest rate swap whose effective date for the exchange of cash flows is May 1, 2005.

(ttt) Represents a forward interest rate swap whose effective date for the exchange of cash flows is May 5, 2005.


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                           Value at
                      Number of  Expiration  Original      April 30,     Unrealized
       Type           Contracts     Month      Value         2005      (Depreciation)
-------------------------------------------------------------------------------------
    U.S. T-Note                      June
   10 Yr Future           84         2005    $9,274,466    $9,359,437     $(84,971)

    Swap 10 Yr                       June
     Future               64         2005     7,023,760     7,070,000      (46,240)
                                                                        -----------
                                                                        $ (131,211)
                                                                        -----------


(a) Positions, or portions thereof, with a market value of $569,144 have been segregated to collateralize margin requirements for open futures contracts.

(b) Represents entire or partial position as collateral for interest rate swaps.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e) Portfolio percentages are calculated based on net assets applicable to common shareholders.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 15


     Glossary of Terms:
     ACA   - American Capital Access Financial Guaranty Corporation
     AMBAC - American Municipal Bond Assurance Corporation
     AMT   - Alternative Minimum Tax- (subject to)
     CDD   - Community Development District
     CFD   - Communities Facilities District
     COP   - Certificate of Participation
     FGIC  - Financial Guaranty Insurance Company
     FNMA  - Federal National Mortgage Association
     FSA   - Financial Security Assurance, Inc.
     GNMA  - Government National Mortgage Association
     GO    - General Obligation
     HFA   - Housing Finance Authority
     IDA   - Industrial Development Authority
     IDR   - Industrial Development Revenue
     MBIA  - Municipal Bond Investors Assurance
     MFHR  - Multi-Family Housing Revenue
     SFMR  - Single Family Mortgage Revenue
     SWR   - Solid Waste Revenue
     XLCA  - XL Capital Assurance


See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $479,970,926)          $ 508,153,750
Cash                                                                 1,162,312
Receivable for investment securities sold                           11,194,375
Interest receivable                                                  7,743,656
Unrealized appreciation of swap agreements                              82,001
Receivable for variation margin on futures contracts                    43,000
Prepaid expenses                                                        31,828
                                                                 -------------
Total assets                                                       528,410,922
                                                                 -------------

Liabilities
Payable for investment securities purchased                         11,841,170
Unrealized depreciation of swap agreements                             216,628
Advisory fee payable                                                   173,877
Dividends payable-preferred shares                                     124,714
Transfer Agent fee payable                                               3,362
Accrued expenses and other liabilities                                 111,692
                                                                 -------------
Total liabilities                                                   12,471,443
                                                                 -------------

Preferred Stock, at redemption value
  $.001 par value per share; 7,800 shares
  Auction Preferred Stock authorized, issued and
  outstanding at $25,000 per share liquidation
  preference                                                       195,000,000
                                                                 -------------

Net Assets Applicable to Common Shareholders                     $ 320,939,479
                                                                 -------------

Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
  1,999,992,200 shares authorized,
  20,471,667 shares issued and outstanding                            $ 20,472
Additional paid-in capital                                         290,278,214
Undistributed net investment income                                  4,687,236
Accumulated net realized loss on investment transactions            (1,963,745)
Net unrealized appreciation of investments                          27,917,302
                                                                 -------------

Net Assets Applicable to Common Shareholders                     $ 320,939,479
                                                                 -------------

Net Asset Value Applicable to Common Shareholders
  (based on 20,471,667 common shares outstanding)                       $15.68
                                                                 -------------


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 17


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (unaudited)

Investment Income
Interest                                                          $ 13,211,519

Expenses
Advisory fee                                   $ 1,659,290
Auction Preferred Stock--auction
  agent's fees                                     246,010
Custodian                                           84,248
Audit                                               38,304
Printing                                            28,304
Legal                                               24,727
Directors' fees and expenses                        15,940
Transfer agency                                     12,063
Registration fees                                   10,763
Miscellaneous                                       14,936
                                              ------------
Total expenses                                   2,134,585
Less: expenses waived by the Adviser
  (see Note B)                                    (638,188)
                                              ------------
Net expenses                                                         1,496,397
                                                                  ------------
Net investment income                                               11,715,122
                                                                  ------------

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                            1,640,227
  Futures                                                             (227,071)
  Swaps                                                                 23,271
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        2,496,435
  Futures                                                              308,266
  Swaps                                                               (183,557)
                                                                  ------------
Net gain on investment transactions                                  4,057,571
                                                                  ------------

Dividends to Auction Preferred
Shareholders from
Net investment income                                               (1,737,439)
                                                                  ------------

Net Increase in Net Assets Applicable
to Common Shareholders Resulting
from Operations                                                   $ 14,035,254
                                                                  ------------


See notes to financial statements.


-------------------------------------------------------------------------------
18 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                              Six Months
                                                 Ended             Year Ended
                                             April 30, 2005        October 31,
                                               (unaudited)             2004
                                             --------------       -------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                         $ 11,715,122        $ 23,798,246
Net realized gain on investment
  transactions                                   1,436,427             428,777
Net change in unrealized
  appreciation/depreciation
  of investments                                 2,621,144           8,110,560

Dividends to Auction Preferred
Shareholders from
Net investment income                           (1,737,439)         (2,480,597)
                                              ------------         -----------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                               14,035,254          29,856,986

Dividends to Common
Shareholders from
Net investment income                          (10,194,890)        (20,318,287)
                                              ------------         -----------
Total increase                                   3,840,364           9,538,699

Net Assets Applicable to
Common Shareholders
Beginning of period                            317,099,115         307,560,416
                                              ------------         -----------
End of period (including undistributed
  net investment income of $4,687,236
  and $4,904,443, respectively)              $ 320,939,479       $ 317,099,115
                                              ------------         -----------



See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 19


NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (unaudited)

NOTE A
Significant Accounting Policies

Alliance National Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security;


-------------------------------------------------------------------------------
20 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.20% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.15% in year


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 21


7, 0.10% in year 8, and 0.05% in year 9. For the six months ended April 30, 2005, the amount of such fees waived was $638,188.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund.During the six months ended April 30, 2005, there was no reimbursement paid to AGIS.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2005, were as follows:

                                             Purchases             Sales
                                           -------------       -------------
Investment securities (excluding
  U.S. government securities)              $ 53,216,599        $ 58,325,425
U.S. government securities                           -0-                 -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap and futures transactions) are as follows:

Gross unrealized appreciation                                   $28,344,512
Gross unrealized depreciation                                      (161,688)
                                                                -----------
Net unrealized appreciation                                     $28,182,824
                                                                -----------

1. Swap Agreements
The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments


-------------------------------------------------------------------------------
22 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D
Common Stock
The Fund has 1,999,992,200 shares of $.001 par value common stock authorized. There are 20,471,667 shares of common stock outstanding at April 30, 2005.

NOTE E
Preferred Stock
The Fund has authorized, issued and outstanding 7,800 shares of Auction Preferred Stock, consisting of 1,950 shares each of Series M, Series T, Series W and Series TH. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series T and W. The dividend rate on the Series M is 2.86% effective through May 9, 2005. The dividend rate on the Series T is 2.76% effective through May 3, 2005. The dividend rate on the Series W is 2.71% effective through May 4,


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 23


2005. The dividend rate on the Series TH is 1.70% effective through August 4, 2005.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Distributions To Common Shareholders
The tax character of distributions to be paid to common shareholders for the year ending October 31, 2005 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                2004                2003
                                           ------------         -----------
Distributions paid from:
  Ordinary income                          $     75,220        $     56,946
  Tax exempt income                          20,243,067          17,845,503
                                           ------------         -----------
Total distributions paid                   $ 20,318,287        $ 17,902,449
                                           ------------         -----------

As of October 31, 2004, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                             $   5,057,817
Accumulated capital and other losses                           (3,839,649)(a)
Unrealized appreciation/(depreciation)                         25,735,319(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $ 26,953,487(c)
                                                             --------------

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $3,839,649, of which $1,199,398 expires in the year 2010, $2,630,045 expires in the year 2011, and $10,206 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.


-------------------------------------------------------------------------------
24 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income and the realization for tax purposes of gain/losses on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 25


above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such com-


-------------------------------------------------------------------------------
26 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


pensation. The SEC indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC issued subpoenas to the Adviser, and the NASD issued requests for information in connection with this matter and the Adviser provided documents and other information to the SEC and NASD and cooperated fully with the investigations. On June 8, 2005 the NASD announced that it had reached a settlement with AllianceBernstein Investment Research and Management, Inc., a wholly owned subsidiary of the Adviser and the distributor of the open-end mutual funds sponsored by the Adviser, in connection with this matter. Management of the Adviser expects that the settlement has resolved both regulatory inquires described above.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 27


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                          Six Months           Year Ended       January 28,
                                               Ended           October 31,       2002(b) to
                                      April 30, 2005     ---------------------  October 31,
                                         (unaudited)         2004(a)      2003         2002
                                            --------------------------------------------------
Net asset value, beginning of period          $15.49       $15.02       $14.81       $14.33

Income from Investment Operations
Net investment income(c)(d)                      .57         1.16         1.19          .74
Net realized and unrealized gain on
  investment transactions                        .20          .42          .03          .60
Dividends to preferred shareholders from
  net investment income (common stock
  equivalent basis)                             (.08)        (.12)        (.13)        (.08)
Net increase in net asset value from
  operations                                     .69         1.46         1.09         1.26

Less: Dividends to common
  shareholders from
Net investment income                           (.50)        (.99)        (.87)        (.64)
Common stock offering costs                       -0-          -0-          -0-        (.03)
Preferred stock offering costs and
  sales load                                      -0-          -0-        (.01)        (.11)
Net asset value, end of period                $15.68       $15.49       $15.02       $14.81
Market price, end of period                   $14.55       $14.18       $13.71       $13.48
Discount                                       (7.21)%      (8.46)%      (8.72)%      (8.98)%

Total Return
Total investment return based on:(e)
  Market price                                  6.27%       11.01%        8.36%       (5.92)%
  Net asset value                               4.84%       10.69%        8.05%        8.14%

Ratios/Supplemental Data:
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                           $320,939     $317,099     $307,560     $303,258
Preferred Stock, at redemption value
  ($25,000 per share liquidation
  preference) (000's omitted)               $195,000     $195,000     $195,000     $195,000
Ratio to average net assets applicable
  to common shareholders of:
  Expenses, net of fee waivers(f)                .95%(g)      .97%         .95%         .95%(g)
  Expenses, before fee waivers(f)               1.35%(g)     1.38%        1.36%        1.33%(g)
  Net investment income, before preferred
    stock dividends(d)(f)                       7.41%(g)     7.63%        7.88%        6.73%(g)
  Preferred stock dividends.                    1.10%(g)      .80%         .89%         .76%(g)
  Net investment income, net of preferred
    stock dividends(d)                          6.31%(g)     6.84%        6.99%        5.97%(g)
Portfolio turnover rate                           11%          14%          11%          13%
Asset coverage ratio                             265%         263%         258%         255%


See footnote summary on page 29.


-------------------------------------------------------------------------------
28 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was .00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)  Based on average shares outstanding.

(d)  Net of fees waived by the Adviser.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g)  Annualized.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 29


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Special Meeting of Shareholders of Alliance National Municipal Income Fund, Inc. was held on March 24, 2005. A description of the proposal and number of shares voted at the meeting are as follows:


                                                                   Authority
                                                     Voted For      Withheld
-------------------------------------------------------------------------------
1. Election of Directors   Class One Nominee
                           (term expires 2007):
                           Director Nominee
                           Michael J. Downey        19,442,409       251,533

                           Class Two Nominees
                           (terms expire 2008):
                           Director Nominee
                           William H. Foulk, Jr.    19,439,463       254,479
                           David H.Dievler          19,436,496       257,446


-------------------------------------------------------------------------------
30 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)


OFFICERS


Robert B. Davidson, III, Senior Vice President
Philip L.Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey Phlegar, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
William E. Oliver, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent, Transfer
Agent and Registrar
The Bank of New York
100 Church Street
New York, NY 10286

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent,
Transfer Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance National Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 31


Information Regarding the Review and Approval of the Fund's Advisory Agreement The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on February 7-10, 2005

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

   5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;


-------------------------------------------------------------------------------
32 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


   8.   portfolio turnover rates for the Fund;

   9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

   10. the Adviser's representation that it does not advise other clients with similar investment objectives and strategies;

   11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

   12.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such ser-


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 33


vices provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that a provision in the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. The directors noted that no reimbursements had been made to date by the Fund to the Adviser as no requests for such reimbursements had been made in light of the expense cap for the Fund. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis for most of the open-end AllianceBernstein funds and result in a higher rate of total compensation from the funds to the Adviser than the stated fee rates in the funds' advisory agreements.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2003 and for the period from January 28, 2002 (inception) to December 31, 2002. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability


-------------------------------------------------------------------------------
34 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. While the Fund does not normally engage in brokerage transactions, the Adviser may benefit from soft dollar arrangements when the Fund purchases securities in fixed price underwritings. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in 2004 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's subsidiary did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 35


Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to other funds in the Lipper General Municipal Debt Average (Leveraged) for periods ending December 31, 2004 and compared to the Lehman Brothers Municipal Bond Index. The directors noted that the Fund had performed slightly above the Lipper median in the 1-year period and significantly above the Lipper medians in the 1-month, 3-month and since-inception periods (January 2002 inception). Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses
The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion.

At their December 14-16, 2004 meetings, the directors requested a reduction in the advisory fees of the Fund to the fee levels charged to comparable open-end funds managed by the Adviser and deferred renewal of the Fund's Advisory Agreement pending receipt and consideration of proposals by the Adviser. At the February 7-10, 2005 meeting, the directors considered the Adviser's position that no fee adjustments were warranted.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements. The directors recognized that the expense ratio information for the Fund


-------------------------------------------------------------------------------
36 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at current size contractual effective fee rate of 65 basis points was slightly above the Lipper average and the Lipper median. The directors also noted that the Fund's expense ratio was slightly below the Lipper median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale
The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors also noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 37


ALLIANCEBERNSTEIN FAMILY OF FUNDS

---------------------------------
Wealth Strategies Funds
---------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------
Blended Style Funds
---------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------
Growth Funds
---------------------------------

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

---------------------------------
Value Funds
---------------------------------

Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------
Taxable Bond Funds
---------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------
Municipal Bond Funds
---------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

---------------------------------
Intermediate Municipal Bond Funds
---------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------
Closed-End Funds
---------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund will merge into International Research Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


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38 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


SUMMARY OF GENERAL INFORMATION


Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "Alliance NA." The Fund's NYSEtrading symbol is "AFB". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 39


NOTES




-------------------------------------------------------------------------------
40 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Privacy Notice
Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ALLIANCE NATIONAL MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management




NMISR0405

ITEM 2.       CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.



ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.



ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 10.       CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

   Exhibit No.    DESCRIPTION OF EXHIBIT

   11 (b) (1)     Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   11 (b) (2)     Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance National Municipal Income Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------------------------
         Marc O. Mayer
         President

Date:    June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------------------------
         Marc O. Mayer
         President

Date:    June 29, 2005

By:      /s/ Mark D. Gersten
         -------------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    June 29, 2005